 POWER OF ATTORNEY

      I, Joseph E. Vaez, Director of UCBH Holdings, Inc. (the "Corporation"), hereby authorize and designate Dennis Alan Lee as my agent and attorney-in-fact, with full power of substitution, to:

      (1) prepare and sign on my behalf any Forms 3, 4 or 5 under Section 16 of the

Securities Exchange Act of 1934, as amended, and file the same with the Securities and

Exchange Commission and each stock exchange on which the Corporation's stock is listed;

      (2) prepare and sign on my behalf any Form 144 Notice under the Securities Act of 1933 and file the same with the Securities and Exchange Commission; and

      (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Corporation assuming, any of the undersigned's responsibilities to comply with Section 16 of the

Securities Exchange Act of 1934, as amended.

      This Power of Attorney shall remain in effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Corporation, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

Dated:

 Joseph E. Vaez